UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Karyopharm Therapeutics Inc. (the “Company”) has been exploring various alternatives to extend its cash runway. In connection with this process, the Company engaged in confidential discussions with potential investors, including new and existing investors in connection with potential financing transactions. Pursuant to confidentiality arrangements with such potential investors, the Company provided them with certain confidential information to facilitate discussions and agreed to publicly disclose such information by July 14, 2025 (the “Cleansing Materials”). The Cleansing Materials, which are attached hereto as Exhibit 99.1, include information prepared by the Company and provided to potential investors. The Company undertakes no obligation to update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events, except as required by law.

Although discussions with investors have not resulted in a transaction, the Company’s Board of Directors is evaluating, and will continue to evaluate, potential financing transactions along with strategic alternatives that could maximize both near and long-term value for its stockholders, which may include a potential merger or sale of the Company; in or out of court restructurings; repurchases, redemptions, exchanges or other refinancings of the Company’s existing debt; among other potential alternatives. The Company cannot provide any assurance regarding when or if these efforts would result in any type of transaction or, if they do, what the ultimate terms of any such transaction would be. The Company does not intend to discuss or disclose further developments unless and until the Board has approved a specific transaction or the Company otherwise determines that further disclosure is appropriate.

In addition, the Company is further reducing its workforce by approximately 20% as part of the Company’s ongoing careful management of operating expenses. The Company expects that its one-time expenses in connection with these actions will be immaterial. The Company remains committed to leveraging its multiple myeloma commercial organization to reach more patients and delivering revenue in approved indications, as well as completing and advancing its Phase 3 trials in myelofibrosis and endometrial cancer.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities by the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of securities by the Company will only be made in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding Karyopharm’s efforts to consummate a financing transaction or its expectations with respect to its cash runway; Karyopharm’s exploration of strategic alternatives; Karyopharm's expectations regarding costs related to a reduction in its workforce; and the potential impact of any strategic transaction on stockholder value, dilution and price of Karyopharm’s common stock. Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond Karyopharm's control, that may cause actual events or results to differ materially from Karyopharm’s current expectations. For example, there can be no guarantee that Karyopharm will successfully complete any financing or other strategic transaction on terms acceptable to the Company or at all. Management's expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: the adoption of XPOVIO in the commercial marketplace, the timing and costs involved in commercializing XPOVIO or any of Karyopharm's drug candidates that receive regulatory approval; the ability to obtain and retain regulatory approval of XPOVIO or any of Karyopharm's drug candidates that receive regulatory approval; Karyopharm's results of clinical trials and preclinical trials, including subsequent analysis of existing data and new data received from ongoing and future trials; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies, including with respect to the need for additional clinical trials; the ability of Karyopharm or its third party collaborators or successors in interest to fully perform their respective obligations under the applicable agreement and the potential future financial implications of such agreement; Karyopharm's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures; substantial doubt exists regarding Karyopharm's ability to continue as a going concern; development or regulatory approval of drug candidates by Karyopharm's competitors for products or product candidates in which Karyopharm is currently commercializing or developing; and Karyopharm's ability to obtain, maintain and enforce patent and other intellectual property protection for any of its products or product candidates. These and other risks are described under the caption "Risk Factors" in Karyopharm's Annual Report on Form 10-Q for the quarter ended March 31, 2025, which was filed with the Securities and Exchange Commission (SEC) on May 12, 2025, and in other filings that Karyopharm may make with the SEC in the future. Any forward-looking statements contained in this press release speak only as of the date hereof, and, except as required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Cleansing Materials
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: July 11, 2025	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary